Exhibit 99.1

CHAMPION SAFE ACCELERATES DEALER FULFILLMENT AND PRODUCTION MOMENTUM AT SPORTS INC AUGUST 2026 OUTDOOR SHOW

With record dealer demand, expanded manufacturing resources, and execution-focused growth initiatives underway, Champion strengthens retailer partnerships ahead of the critical fall and holiday selling season.

The Sports Inc Outdoor Show brings together leading outdoor suppliers and independently owned sporting goods retailers, creating a key marketplace for inventory planning, dealer growth, and industry collaboration.

PROVO, UT / ACCESS Newswire / August 18, 2026 / Champion Safe Company (championsafe.com), a premier manufacturer of high-security safes and vault doors, and a proud subsidiary of American Rebel Holdings, Inc. (OTCID:AREB), America’s Patriotic Brand™, concluded its participation in the 2026 Sports Inc August Outdoor Show, held August 13-15 at the Opryland Resort & Convention Center in Nashville, Tennessee.

Champion’s return to the Sports Inc buying market came at an important point in the company’s year. With the fall and holiday selling seasons approaching, independent retailers gathered in Nashville to make inventory decisions, meet directly with key suppliers, and prepare their businesses for the months ahead.

For Champion, the show provided an opportunity to do more than present products. The company met face-to-face with Sports Inc dealers to strengthen relationships, better understand their needs, and reinforce Champion’s commitment to supporting independent retailers with premium safes, American steel construction, strong product value, and improved fulfillment.

“The August Sports Inc show came at exactly the right time for Champion and our dealers,” said Tom Mihalek, CEO of Champion Safe Company. “Our dealers don’t just need great products - they need a manufacturing partner they can count on. We have strong demand for Champion safes, we are putting additional resources into production and supply, and our focus now is execution. Being in Nashville gave us valuable time to listen to our dealers, talk about the business ahead, and reinforce our commitment to helping them succeed.”

Turning Demand Into Deliveries

The Nashville market followed Champion’s recent announcement that it secured strategic growth capital to accelerate production, strengthen supplier commitments, and improve dealer fulfillment. Champion previously reported a record $3.9 million backlog of open orders, representing substantial dealer demand already in hand.

That creates a clear operational and financial priority for Champion: manufacture and ship those orders as efficiently as possible. As open orders move through production and are shipped, they convert into revenue while putting urgently needed inventory into dealer showrooms.

Champion is directing additional resources toward manufacturing throughput, materials, supplier continuity, and production scheduling as it works to reduce outstanding orders and create a more predictable fulfillment experience for its dealer network.

“Our opportunity is straightforward,” Mihalek said. “Dealers have already demonstrated that they want Champion products. Our responsibility is to build, ship, and earn their confidence with consistent execution. Every safe we move from an open order to a completed shipment supports our dealers, serves a waiting customer, and moves Champion forward.”

Independent Retailers Remain Essential to Champion

Champion’s business has long been built around independent specialty retailers that know their customers, understand their local markets, and provide the expertise required to sell, deliver, and install a premium safe correctly.

Buying groups such as Sports Inc give those independent businesses the collective strength to compete while allowing them to retain the local ownership and customer relationships that differentiate them from large national retailers.

For Champion, these retailers are more than a distribution channel. They are the face of the brand in communities across the country and an essential source of direct market feedback about customer preferences, product needs, pricing, merchandising, and service.

Champion remains committed to supporting that network through strong products, responsive sales support, dealer-focused marketing, and continued improvement in manufacturing and fulfillment.

Sports Inc: Independent Retail Strength Since 1965

Founded in Lewistown, Montana in 1965 by seven outdoor stores, Sports Inc has grown into a nationwide, member-owned sporting goods buying organization representing independently owned retailers across the industry.

The organization connects its members with more than 1,000 supplier relationships while using collective buying strength to help independent retailers remain competitive and prosperous. Sports Inc is 100% member-owned and governed by a board elected from its membership.

Its invitation-only buying markets create an environment built specifically for business between suppliers and independent retailers, making the August Outdoor Show an important opportunity for Champion to engage directly with dealers preparing for the second half of the year.

Building the Next Phase of Champion

Champion’s participation in Nashville reflects a broader focus on translating strong marketplace demand into sustainable growth.

The company is investing in manufacturing capacity, supplier relationships, operational performance, product quality, and dealer support while working through its existing order backlog. Champion believes improved execution across those areas can strengthen dealer confidence, accelerate shipments, support revenue generation, and provide a more scalable foundation for future growth.

“We know exactly where our focus needs to be,” Mihalek said. “Build great safes, take care of our dealers, communicate clearly, and get products out the door. Sports Inc members are exactly the kind of independent retailers we want growing alongside Champion, and we appreciate the opportunity to work with them directly as we head into an important fall selling season.”

Sports Inc dealers interested in Champion Safe products can contact the Champion sales team at (801) 377-7199.

Consumers can locate their nearest authorized Champion Safe dealer at:

https://www.championsafe.com/dealer-directory

About Champion Safe Company

Champion Safe Co. has been manufacturing high-quality safes and vault doors for over 25 years, delivering serious security and fire protection for homeowners and businesses.

Champion Safes feature:

●	100% American-made, high-strength steel
●	Full-length double steel door construction
●	Industry-leading fire and theft protection
●	Lifetime Warranty

Real-world events continue to demonstrate the importance of proven protection:

Watch a recent burglary attempt where intruders attacked a Champion Safe for hours without gaining access: youtube.com/watch?v=KgK8_VJGgmo.

Watch a catastrophic house fire recovery where a Champion Safe preserved irreplaceable valuables after the home was destroyed: youtube.com/watch?v=B2j8gtHC-fk.

Learn more at championsafe.com.

About American Rebel Holdings, Inc. (OTCID:AREB)

American Rebel Holdings, Inc. (OTCID:AREB) is a diversified patriotic lifestyle company founded by CEO Andy Ross. The Company began with branded safes and personal security products and has expanded into beverages, apparel, and accessories. With the introduction and growth of American Rebel Light Beer, the Company continues to execute its distribution-first strategy while building American Rebel as America’s Patriotic Brand.

For more information, visit americanrebelbeer.com and americanrebel.com.

Watch the American Rebel Story as told by our CEO Andy Ross.

Contact Information

Locate a Champion Safe Dealer: https://www.championsafe.com/dealer-directory

Become a Champion Safe Dealer: https://www.championsafe.com/become-a-dealer

Investor Relations:

info@americanrebel.com

ir@americanrebel.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “should,” “continue,” “estimate,” “project,” “potential,” “target,” “opportunity,” “focus,” “position,” “seek,” “strategy,” and similar expressions. Forward-looking statements are based on current expectations, estimates, assumptions, and projections of management and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements.

Forward-looking statements in this press release include, but are not limited to, statements regarding Champion Safe Company’s manufacturing capacity and throughput; production expansion initiatives; deployment and anticipated benefits of recently secured growth capital; supplier relationships and supply continuity; inventory availability; fulfillment performance; shipment volumes; dealer service levels; reduction of order backlog; conversion of open orders into shipments, recognized revenue, cash flow, and earnings; operational efficiencies; production scheduling improvements; customer demand; dealer demand; retailer engagement; dealer confidence; dealer growth; participation in and benefits derived from industry trade shows and buying group events, including the Sports Inc August Outdoor Show; expansion of dealer relationships; effectiveness of dealer support, sales, marketing, merchandising, and promotional programs; consumer acceptance of Champion products; product quality and performance; market penetration; competitive positioning; market opportunities in the outdoor, hunting, shooting sports, and home security categories; seasonal demand trends; opportunities associated with the fall and holiday selling seasons; revenue growth; margin improvement; profitability; financial performance; scalability of operations; long-term business strategy; and Champion Safe’s ability to execute its business plan and achieve sustainable growth.

Forward-looking statements also include statements concerning expectations regarding the strength and durability of the Champion Safe brand; the Company’s ability to maintain and expand relationships with independent retailers, distributors, buying groups, and suppliers; the attractiveness of Champion products to consumers; anticipated benefits from improvements in manufacturing execution and operational performance; the conversion of marketplace demand into completed deliveries; the Company’s ability to strengthen dealer confidence through improved fulfillment; future product demand; future orders; repeat purchases by dealers and consumers; brand awareness initiatives; and the Company’s ability to capitalize on opportunities within the outdoor recreation, sporting goods, firearm storage, and residential security markets.

There can be no assurance that anticipated manufacturing improvements, production increases, dealer demand, backlog conversion, shipment levels, revenue generation, customer purchasing activity, retailer growth initiatives, inventory availability, fulfillment performance, market acceptance, distribution opportunities, or sales growth will occur as expected, or at all. Actual results may differ materially from those expressed or implied in forward-looking statements due to a variety of factors.

These risks and uncertainties include, without limitation: manufacturing interruptions or inefficiencies; supply chain disruptions; supplier performance issues; shortages or increased costs of raw materials, steel, components, labor, or transportation; logistics challenges; freight delays; order modifications, postponements, or cancellations; dealer inventory decisions; changes in consumer preferences; shifts in demand within the outdoor, hunting, sporting goods, and home security industries; competitive pressures; pricing pressures; inflationary conditions; changes in economic conditions; higher interest rates; reduced consumer discretionary spending; labor availability; regulatory developments; litigation; cybersecurity incidents; natural disasters; geopolitical events; public health events; the availability of capital; the Company’s ability to deploy capital effectively; and the Company’s ability to successfully execute operational, manufacturing, sales, marketing, and growth initiatives.

In addition, as a subsidiary of American Rebel Holdings, Inc. (OTCID:AREB), Champion Safe’s operations and performance may be impacted by factors affecting American Rebel Holdings, Inc., including overall corporate liquidity, access to financing, capital market conditions, strategic initiatives, operating results, distribution and expansion efforts, acquisitions, integration activities, cost management initiatives, and general business conditions affecting one or more of its operating subsidiaries.

Forward-looking statements regarding future revenue, earnings, profitability, shipments, dealer growth, market opportunities, backlog conversion, consumer demand, business performance, operational improvements, and strategic execution are inherently uncertain. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Additional information concerning risk factors and uncertainties that could cause actual results to differ materially from those projected is contained in American Rebel Holdings, Inc.’s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC from time to time.

Champion Safe Company and American Rebel Holdings, Inc. undertake no obligation to publicly update, revise, or otherwise release any revisions to forward-looking statements contained herein, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

SOURCE: American Rebel Holdings